UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 23, 2003



                        Commission File Number 001-14135
                                 OMI CORPORATION


             (Exact name of Registrant as specified in its charter)

       Marshall Islands                                   52-2098714
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902

        Registrant's telephone number including area code: (203) 602-6700

Item 7.    Financial Statements and Exhibits

           (c)  Exhibits

99 Press release dated July 23, 2003 containing the financial results for the second quarter ended June 30, 2003.


Item 9.    Regulation FD Disclosure


The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.


On July 23, 2003, OMI Corporation (the "Company") issued a press release announcing the Company's financial results for the second quarter ended June 30, 2003.


A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    July 23, 2003       By:       /s/Craig H. Stevenson,
         ---------------               ---------------------------------------
                                       Craig H. Stevenson, Jr. Chairman of the
                                       Board and Chief Executive Officer



 Date:    July 23, 2003      By:       /s/Kathleen C. Haines
          -------------                -------------------------------------
                                       Kathleen C. Haines
                                       Senior Vice President,
                                       Chief Financial Officer and Treasurer


                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.

 Exhibit No.      Description
 -----------      -----------

         99 OMI Corporation press release dated July 23, 2003, Company's financial results for the second quarter ended June 30, 2003.